Exhibit 99.1

Aon Corporation (NYSE: AOC) May 2009

GREG CASE Chief Executive Officer JOHN CULLEN Chief Financial Officer, Aon Risk Services - Retail SCOTT MALCHOW Vice President, Investor Relations

Safe Harbor Statement This presentation contains certain statements related to future results, or states our intentions, beliefs and expectations or predictions for the future which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from either historical or anticipated results depending on a variety of factors. Potential factors that could impact results include: general economic conditions in different countries in which we do business around the world, changes in global equity and fixed income markets that could affect the return on invested assets, fluctuations in exchange and interest rates that could influence revenue and expense, rating agency actions that could affect our ability to borrow funds, funding of our various pension plans, changes in the competitive environment, our ability to implement restructuring initiatives and other initiatives intended to yield cost savings, changes in commercial property and casualty markets and commercial premium rates that could impact revenues, the outcome of inquiries from regulators and investigations related to compliance with the U.S. Foreign Corrupt Practices Act and non-U.S. anti-corruption laws, the impact of investigations brought by U.S. state attorneys general, U.S. state insurance regulators, U.S. federal prosecutors, U.S. federal regulators, and regulatory authorities in the U.K. and other countries, the impact of class actions and individual lawsuits including client class actions, securities class actions, derivative actions, ERISA class actions, the cost of resolution of other contingent liabilities and loss contingencies, our ability to integrate Benfield successfully and to realize the anticipated benefits of the Benfield merger. Further information concerning the Company and its business, including factors that potentially could materially affect the Company's financial results, is contained in the Company's filings with the Securities and Exchange Commission. Additionally, at certain times the Company will use non-GAAP financial measures, which the Company believes better describes the ongoing financial results and trends of the business. The required reconciliation of these measures to GAAP measures are included in the “Appendix” of this presentation.

Agenda Section 1: Who Aon is, and how we differentiate Industry Leader in Risk and Human Capital Advisory Risk is Growing in Size and Complexity Largest Globally Owned Network of Resources and Capabilities Deep Management Team focused on delivering against 3 commitments Section 2: What we have achieved over the last 3 years Section 3: What we will do over the next 3 years

Aon: Industry Leader in Risk and Human Capital Solutions #1 ADVISOR ON RISK GLOBALLY LEADING PROVIDER OF HUMAN CAPITAL SOLUTIONS 2008 REVENUE - $7.6 billion #1 Primary Insurance Brokerage #1 Reinsurance Brokerage #1 Captive Management Leader in Affinity Programs Human Capital Health & Benefits Brokerage Pension Advisory » » Risk & Insurance Brokerage $6.2b Consulting $1.4b

Complexity of risk is increasing Operating in Market Growing Source: AXCO Insurance Information Services BRAZIL CHINA GLOBAL Risk is both opportunity and downside protection Scrutiny of risk is increasing U.S. . And Complexity In Size Non-Life Written Premiums ($ billions) Magnitude of risk is increasing 482 483 343 396 459 469 439 '01 '02 '03 '04 '05 '06 '07 1,143 1,076 722 804 1,017 1,052 939 '01 '02 '03 '04 '05 '06 '07 10.4 15.0 13.2 9.4 8.3 18.9 26.2 '01 '02 '03 '04 '05 '06 '07 14.1 11.6 6.0 5.4 6.7 9.2 5.7 '01 '02 '03 '04 '05 '06 '07

Largest Global Network of Industry-leading Resources and Capabilities GLOBALLY DIVERSIFIED REVENUE Total Revenue - 2008, $7.6 billion GLOBAL NETWORK Aon presence in 120 countries Unmatched retail brokerage network and capabilities Largest Global Network Unparalleled market insight and data Strongest technology platform Redefined scale in the Reinsurance brokerage segment #1 in Treaty #1 in Facultative #1 in Capital Markets Deepest analytic expertise RISK INSURANCE AND BROKERAGE Strong foundation and platform Demonstrated execution ability in good and bad economic conditions HUMAN CAPITAL SOLUTIONS » » » » U.S. 35% U.K. 16% EMEA 28% APAC 9% Americas (excl. U.S.) 12%

Agenda Section 1: Who Aon is, and how we differentiate Section 2: What we have achieved over the last 3 years Improved Operationally, Delivering on our 3 Commitments to Shareholders Delivered Significant Progress Towards 20%+ Brokerage Margin Goal Transformed Portfolio and Focused Capital Towards Higher ROIC Opportunities in Risk and Human Capital Section 3: What we will do over the next 3 years

Delivering on Our 3 Commitments to Shareholders 1. 2. * See Appendix for non–GAAP reconciliation 3. 380 bps 3% 2% 2% 12.3% 15.1% 16.1% 15% 43% 24% ORGANIC REVENUE GROWTH ADJUSTED PRETAX MARGIN* ADJUSTED EPS GROWTH FROM CONTINUING OPS* 2006 2007 2008 2006 2007 2008 2006 2007 2008

Brokerage Margin Improvement Towards Target of 20%+ + +270 bps ADJUSTED PRETAX MARGIN Risk and Insurance Brokerage Services * See Appendix for non–GAAP reconciliation 16.1% 18.2% 20.0% 18.8% 2006 2007 2008 Target

Transformed Aon’s Business to Focus on Risk and Human Capital REVENUE (percent) Divested $3 billion of lower margin Underwriting revenue (CICA, Sterling, Warranty and Construction Program Group) Grew Brokerage by $700 million and Consulting by $100 million Acquired $600+ million of higher margin reinsurance revenue with Benfield, creating unparalleled reinsurance franchise Underwriting Consulting Brokerage 100% 100% » 13% 18% 32% 82% 55% 2004 2008

Agenda Section 1: Who Aon is, and how we differentiate Section 2: What we have achieved over the last 3 years Section 3: What we will do over the next 3 years Drive revenue growth through platform investment and global alignment Continue to deliver substantial cost savings Effectively allocate capital using risk-adjusted ROIC

Drive Revenue Growth via Global Platform Investments AON Built from 400+ acquisitions Industry leading content and capabilities FROM 2006 » SALESFORCE.COM One revenue platform REVENUE ENGINE Market planning, customer feedback MARKET ANALYTICS Global premium flow insights CLIENT PROMISE One approach ONE AON Increased productivity Increased pricing compliance Increased retention Increased win rate TO » 2008 2009 2010 2007 2011+ SYSTEMATIC APPROACH TO DISTINCTIVELY SERVING CLIENTS GLOBALLY AT THE LOCAL LEVEL RISK ANALYTICS Industry-leading models and actuarial capability

Restructuring Programs will Continue to Deliver Substantial Cost Savings TOTAL RESTRUCTURING SAVINGS* (US$ millions) 78 273-306 454-464 492 CONTINUED DELIVERY OF COST SAVINGS VIA: * Restructuring charge for 2007 Program is $550M by 2010. Restructuring charge for Aon Benfield Program is $185M by 2011. Savings not net of reinvestment. Savings ranges in 2009 are $240M-$265M for 2007 Program and $33M-$41M for Aon Benfield Program. Global consolidation of functional areas (Finance, IT, Marketing, HR) Removal of duplicate real estate Focus on more efficient regional and global processes » 0 100 200 300 400 500 600 2008 2009 2010 2011 Aon Benfield Program 2007 Program

Investing in People and Markets with Excess Capital Primarily Returned to Shareholders » » NEW MARKETS and TALENT ACQUISITIONS Construction Environmental Reinsurance – Benfield, Gallagher Re, Facultative Marine Aviation Life Sciences Affinity Programs – Footman James, Latin America Leadership in Key Markets – San Francisco, Los Angeles, Atlanta, Phoenix $1.4 billion in 2008 primarily focused in International Brokerage & Reinsurance SHARE REPURCHASES » » » Contributed over $1 billion to pensions over past 4 years Major pension plans were under funded by approximately $1.5 billion at 12/31/08 Expected pension contributions of approximately $400 million in 2009 Annual dividend of $0.60 cents per share, or 1.7% based on 05/01/2009 share price of $36.38 STATUS OF MAJOR PENSION PLANS Repurchased 90.8 million shares or $3.7 billion of stock from 2005 to 2008 Approximately $850 million of remaining share repurchase authorization DIVIDENDS ($ millions) $ 3.7 billion $74 $46 $9 $129 $177 $1,362 2006 2007 2008 Americas International $1,923 $751 $1,048 $25 2005 2006 2007 2008

Summary Greater client demands and needs Magnitude and complexity of risk is increasing globally Cost of volatility higher Aon well positioned #1 intermediary of both primary risk insurance and reinsurance Industry-leading network of global resources and capabilities A culture that is held accountable for performance and delivering distinctive client value Managing expenses while making significant investments in our future Returning excess capital primarily through share repurchase program and dividends Game plan to improve both operational and financial performance is fully on track with clear opportunity Overall weakness in global economy Market pricing conditions Global interest rate declines pressuring investment income Pension expense increases Foreign currency fluctuation exposure SHORT-TERM CHALLENGES » LONG-TERM OPPORTUNITIES »

Appendix

Appendix – Page 1 Reconciliation of Revenue & Operating Income (millions except per share data) Risk and Insurance Brokerage Services Consulting Unallocated Income & Expense Total Revenue as reported 1,550 $ 309 $ (5) $ 1,854 $ Income (loss) from continuing operations before provision for income tax - as reported 328 $ 70 $ (55) $ 343 $ Restructuring charges (Aon Benfield and 2007 plan) 40 3 - 43 Pension curtailment (58) (21) (4) (83) Anti-bribery and compliance initiatives 1 - - 1 Benfield integration costs 10 - - 10 Income (loss) from continuing operations before provision for income tax - as adjusted 321 $ 52 $ (59) $ 314 Provision for income taxes 90 Income from continuing operations - as adjusted 224 Less: Net income attributable to noncontrolling interests 5 Income from continuing operations - as adjusted 219 $ Diluted earnings per share from continuing operations - as adjusted 0.76 $ Weighted average common shares outstanding - diluted 288.8 Pretax income margins - as adjusted 20.7% 16.8% N/A 16.9% First Quarter Ended March 31, 2009

Appendix – Page 2 Reconciliation of Revenue & Operating Income (millions except per share data) Risk and Insurance Brokerage Services Consulting Unallocated Income & Expense Total Revenue as reported 1,566 $ 343 $ (4) $ 1,905 $ Income (loss) from continuing operations before provision for income tax - as reported 243 $ 63 $ (48) $ 258 $ Restructuring charges (2005 and 2007 plans) 57 3 - 60 Anti-bribery and compliance initiatives 14 - - 14 Gain on sale of land (5) - - (5) Income (loss) from continuing operations before provision for income tax - as adjusted 309 $ 66 $ (48) $ 327 Provision for income taxes 97 Income from continuing operations - as adjusted 230 Less: Net income attributable to noncontrolling interests 5 Income from continuing operations - as adjusted 225 $ Diluted earnings per share from continuing operations - as adjusted 0.70 $ Weighted average common shares outstanding - diluted 319.8 Pretax income margins - as adjusted 19.7% 19.2% N/A 17.2% First Quarter Ended March 31, 2008

Appendix – Page 3 Reconciliation of Revenue & Operating Income (millions except per share data) Risk and Insurance Brokerage Services Consulting Unallocated Income & Expense Total Revenue as reported 6,230 $ 1,358 $ 43 $ 7,631 $ Income (loss) from continuing operations before provision for income tax - as reported 889 $ 214 $ (224) $ 879 $ Restructuring charges (2005 and 2007 plans) 237 17 - 254 Pension curtailment 6 1 1 8 Anti-bribery and compliance initiatives 42 - - 42 Benfield costs 2 - 50 52 Gain on sale of land (5) - - (5) Income (loss) from continuing operations before provision for income tax - as adjusted 1,171 $ 232 $ (173) $ 1,230 Provision for income taxes (2) 340 Income from continuing operations - as adjusted 890 Less: Net income attributable to non-controlling interests 16 Income from continuing operations - as adjusted 874 $ Diluted earnings per share from continuing operations - as adjusted 2.90 $ Weighted average common shares outstanding - diluted 300.9 Pretax income margins - as adjusted 18.8% 17.1% N/A 16.1% Twelve Months Ended December 31, 2008

Appendix – Page 4 Reconciliation of Revenue & Operating Income (millions except per share data) Risk and Insurance Brokerage Services Consulting Unallocated Income & Expense Total Revenue as reported 5,957 $ 1,352 $ 50 $ 7,359 $ Income (loss) from continuing operations before provision for income tax - as reported 1,023 $ 189 $ (189) $ 1,023 $ Restructuring charges (2005 and 2007 plans) 74 11 - 85 Gain on sale of businesses (36) - - (36) Resolution of U.K. balance sheet reconciliation difference - - 15 15 Reinsurance litigation 21 - - 21 Income (loss) from continuing operations before provision for income tax - as adjusted 1,082 $ 200 $ (174) $ 1,108 Provision for income taxes (2) 348 Income from continuing operations - as adjusted 760 Less: Net income attributable to non-controlling interests 13 Income from continuing operations - as adjusted 747 $ Diluted earnings per share from continuing operations - as adjusted 2.33 $ Weighted average common shares outstanding - diluted 323.0 Pretax income margins - as adjusted 18.2% 14.8% N/A 15.1% Twelve Months Ended December 31, 2007

Appendix – Page 5 Reconciliation of Revenue & Operating Income (millions) Risk and Insurance Brokerage Services Consulting Unallocated Income & Expense Total Revenue as reported 5,530 $ 1,282 $ (42) $ 6,770 $ Gain on Cambridge preferred stock investment (35) - - (35) Contingent commissions (15) - - (15) Endurance warrants - - 14 14 Revenue as adjusted 5,480 $ 1,282 $ (28) $ 6,734 $ Income (loss) from continuing operations before provision for income tax - as reported 828 $ 120 $ (210) $ 738 $ Restructuring charges 136 20 3 159 Gain on sale of Cambridge preferred stock investment (35) - - (35) Gain on sale of building in Spain (30) - - (30) Contingent commissions (15) - - (15) Endurance warrants - - 14 14 Income (loss) from continuing operations before provision for income tax - as adjusted 884 $ 140 $ (193) $ 831 Provision for income taxes (2) 270 Income from continuing operations - as adjusted 561 Less: Net income attributable to non-controlling interests 10 Income from continuing operations - as adjusted 551 $ Diluted earnings per share from continuing operations - as adjusted 1.63 $ Weighted average common shares outstanding - diluted 342.1 Pretax income margins - as adjusted 16.1% 10.9% N/A 12.3% Twelve Months Ended December 31, 2006

Primary Operating Segment Background Information Risk and Insurance Brokerage Services Human Capital Consulting

Risk & Insurance Brokerage Services #1 Primary Insurance #1 Reinsurance #1 Captive Management Leader in Affinity Programs Integrate merger with Benfield Group Roll-out Aon Client Promise and Global Risk Insight Platform (GRIP) Reduce non-client facing activities and expense Drive commission and fee lifts globally Complete local market planning Manage pipeline and productivity GROWTH OPPORTUNITIES KEY INITIATIVES ADJUSTED PRETAX MARGIN %* TOTAL REVENUE* REVENUE BREAKDOWN – FY’08 HIGHLIGHTS Increase share of large corporate segment Emerging markets China, Russia, India, Latin America Specialty practice groups Construction, Environmental, Aviation Treaty, Facultative Reinsurance Capital markets transactions Captive management New product development / Innovation * See Appendix for non-GAAP reconciliation $ in millions +60 bps +5% APAC 8% Inv Income 3% EMEA 24% Reinsurance 16% UK 12% Americas 37% $5,480 $5,957 $6,230 2006 2007 2008 18.8% 18.2% 16.1% 2006 2007 2008

Human Capital Consulting

HIGHLIGHTS

- #2 US Employee Benefits
- #3 Global Employee Benefits
- Compensation consulting
- Management consulting
- Pension consulting
- Strategic Human Resources consulting

KEY INITIATIVES

- Rollout worldwide brand strategy
- Drive global service delivery strategy
- Complete rollout of centralized global revenue platform
- Drive local market planning
- Manage pipeline and productivity

GROWTH OPPORTUNITIES

- Global benefit management services
- Retirement and pension consulting
- Expansion of International market presence

TOTAL REVENUE*



+0%
$1,282
$1,352
$1,358
$ in millions
2006
2007
2008

REVENUE BREAKDOWN – FY'08



Services
85%
Outsourcing
15%

HOW DOES CONSULTING FIT WITH BROKERAGE?

- Offers middle market clients full service risk solutions – capital and people
- Employee benefits as an integrated product – including Health and Welfare, Retirement brokerage and outsourcing
- Large corporate segment migrates to best – in–class integrated solution
- Companies increasingly linking benefits and compensation

ADJUSTED PRETAX MARGIN %*



+230 bps
10.9%
14.8%
17.1%
2006
2007
2008

* See Appendix for non-GAAP reconciliation; revenue from continuing operations

25

Risk & Insurance Brokerage. Consulting. AON